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                                                                   Exhibit 10(b)





                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" and "Auditors," in this Registration Statement (Form N-1A No. 033-02524) of Brinson Master Series, Inc.



                                                     /s/ ERNST & YOUNG LLP
                                                     ERNST & YOUNG LLP

New York, New York
October 26, 2001